UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 8, 2011 (April 6, 2011)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(Address of principal executive offices, including zip code)

voice:  (713) 353-9400
fax:  (713) 353-9421
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Hyperdynamics Corporation has contracted with AGR Peak Management Limited (“AGR”) for AGR to provide management services in connection with its drilling program offshore the Republic of Guinea.

AGR signed a letter of intent dated April 6, 2011, with Jasper Drilling Private Limited (“Jasper”) for Jasper to provide the drillship “Jasper Explorer” for drilling at a day rate of $245,000.  The parties intend to negotiate a drilling contract, and the letter of intent is not intended to create a legally binding contract.

A copy of the letter of intent is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Letter of Intent regarding drillship “Jasper Explorer,” dated April 6, 2011, between AGR Peak Well Management Limited and Jasper Drilling Private Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: April 8, 2011	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Letter of Intent regarding drillship “Jasper Explorer,” dated April 6, 2011, between AGR Peak Well Management Limited and Jasper Drilling Private Limited.